Summary Prospectus Supplement

June 15, 2017

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 15, 2017 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated May 1, 2017

Active International Allocation Portfolio

The second sentence of the second paragraph of the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted.

Please retain this supplement for future reference.

  SU-MSIFCLIS-01